Fees Summary	Dec. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 24,150,000.00
Previously Paid Amount	1,355.70
Total Fee Amount	3,335.12
Total Offset Amount	1,355.70
Net Fee	$ 1,979.42